UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 15, 2003
(Date of earliest event reported)

Northwest Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

WA	000-24151	91-1574174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. Riverside Ave., Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   509-456-8888

Item 5. Other Events and Regulation FD Disclosure.

On July 15, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated July 15, 2003

Exhibit Index
99.1	Press release dated July 15, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northwest Bancorporation, Inc. (Registrant)
July 15, 2003 (Date)	/s/ RANDALL L. FEWEL Randall L. Fewel President and Chief Executive Officer